                                                                    EXHIBIT 10-J

                                                                  EXECUTION COPY

                            EXCHANGE AGREEMENT


                                   AMONG


                             RCN CORPORATION,

                            RCN HOLDINGS, INC.

                                    AND

                             C-TEC CORPORATION







                       DATED AS OF DECEMBER 28, 1995

                             TABLE OF CONTENTS
                             -----------------

                                                                          Page
                                                                          ----
                           ARTICLE I.  THE EXCHANGE

SECTION 1.1.  Authorization..................................................1
SECTION 1.2.  Agreement to Exchange..........................................1
SECTION 1.3.  Closing........................................................2

        ARTICLE II.  REPRESENTATIONS AND WARRANTIES OF RCN AND HOLDINGS

SECTION 2.1.  Corporate Organization.........................................2
SECTION 2.2.  Capitalization; Title to the Shares............................2
SECTION 2.3.  Subsidiaries and Equity Investments............................3
SECTION 2.4.  Authorization; Validity of Agreement...........................3
SECTION 2.5.  No Conflict or Violation.......................................3
SECTION 2.6.  Consents and Approvals.........................................4
SECTION 2.7.  Business of Holdings; Balance Sheet; Absence of Undisclosed
              Liabilities....................................................4
SECTION 2.8.  Investment Intent and Knowledge................................4

             ARTICLE III.  REPRESENTATIONS AND WARRANTIES OF C-TEC

SECTION 3.1.  Corporate Organization.........................................5
SECTION 3.2.  Capitalization.................................................5
SECTION 3.3.  Authorization; Validity of Agreement...........................5
SECTION 3.4.  No Conflict or Violation.......................................6
SECTION 3.5.  Consents and Approvals.........................................6

               ARTICLE IV.  COVENANTS AND ADDITIONAL AGREEMENTS

SECTION 4.1.  Further Assurances.............................................6
SECTION 4.2.  Best Efforts...................................................6
SECTION 4.3.  Notice of Breach...............................................6

           ARTICLE V.  CONDITIONS TO OBLIGATIONS OF RCN AND HOLDINGS

SECTION 5.1.  Representations and Warranties of C-TEC........................7
SECTION 5.2.  Performance of C-TEC's Obligations.............................7
SECTION 5.3.  No Violation of Orders.........................................7
SECTION 5.4.  Other Closing Documents........................................7
SECTION 5.5.  Legal Matters..................................................7
SECTION 5.6.  Agreement and Plan of Reorganization...........................8

                ARTICLE VI.  CONDITIONS TO OBLIGATIONS OF C-TEC

SECTION 6.1.  Representations and Warranties of RCN and Holdings.............8
SECTION 6.2.  Performance of RCN's and Holdings' Obligations.................8
SECTION 6.3.  No Violation of Orders.........................................8
SECTION 6.4.  Other Closing Documents........................................8
SECTION 6.5.  Legal Matters..................................................9
SECTION 6.6.  Resignation of Holdings' Officers and Directors................9

                           ARTICLE VII.  TERMINATION

SECTION 7.1.  Termination....................................................9
SECTION 7.2.  Procedure; Effect of Termination...............................9

                        ARTICLE VIII.  INDEMNIFICATION

SECTION 8.1.  Coverage......................................................10
SECTION 8.2.  Procedures....................................................11
SECTION 8.3.  Gross-Up......................................................12

                     ARTICLE IX.  MISCELLANEOUS PROVISIONS

SECTION 9.1.  Survival of Provisions........................................12
SECTION 9.2.  Successors and Assigns; No Third-Party Beneficiaries..........13
SECTION 9.3.  Fees and Expenses.............................................13
SECTION 9.4.  Notices.......................................................13
SECTION 9.5.  Entire Agreement..............................................14
SECTION 9.6.  Waivers and Amendments........................................14
SECTION 9.7.  Severability..................................................15
SECTION 9.8.  Titles and Headings...........................................15
SECTION 9.9.  Counterparts..................................................15
SECTION 9.10. Enforcement of the Agreement..................................15
SECTION 9.11. Governing Law.................................................15

                              EXCHANGE AGREEMENT


     THIS EXCHANGE AGREEMENT (the "Agreement"), dated as of December 28,
                                   ---------
1995, by and among RCN Corporation, a Delaware corporation ("RCN"), RCN
                                                             ---
Holdings, Inc., a Pennsylvania corporation ("Holdings"), C-TEC Corporation,
                                             --------
a Pennsylvania corporation ("C-TEC") and, for purposes of Sections 2.1,
                             -----
2.4, 2.5, 2.6, 8.1 and 8.2 only, Kiewit Diversified Group Inc., a Delaware corporation ("KDG").
              ---
                             W I T N E S S E T H:

     WHEREAS, RCN owns all of the issued and outstanding shares of common stock (the "Holdings Shares") of Holdings and Holdings owns shares of
                   ---------------
the issued and outstanding shares of common stock, par value $1.00 per share, of C-TEC ("C-TEC Common Shares") and shares of the issued and outstanding
           -------------------
shares of Class B common stock, par value $1.00 per share, of C-TEC ("C-TEC
                                                                      -----
Class B Shares" and together with C-TEC Common Shares, "C-TEC Shares"); and
- --------------                                          ------------

     WHEREAS, each of the parties desires that RCN transfer to C-TEC the Holdings Shares in exchange for newly issued C-TEC Shares consisting of 128,198 C-TEC Common Shares and 3,582,406 C-TEC Class B Shares (such C-TEC Common Shares and C-TEC Class B Shares, the "Exchange Shares"), such that immediately after
                               ---------------
giving effect to such exchange Holdings will be a wholly owned subsidiary of C-TEC and RCN will own the Exchange Shares;

     NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein, the parties hereto hereby agree as follows:

                                  ARTICLE I.

                                 THE EXCHANGE

     SECTION 1.1.  Authorization.  C-TEC is authorized to issue (i) 128,198
                   -------------
C-TEC Common Shares and 3,582,406 C-TEC Class B Shares (such C-TEC Class B Shares, the "Class B Exchange Shares") for the purpose of consummating the
             -----------------------
transactions contemplated by this Agreement and (ii) upon conversion of the Class B Exchange Shares in accordance with the Amended and Restated Articles of Incorporation (the "Articles of Incorporation") of C-TEC,
                                -------------------------
3,582,406 C-TEC Common Shares (the "Class B Conversion Shares").  The
                                    -------------------------
terms, limitations and relative rights and preferences of the C-TEC Common Shares and the C-TEC Class B Shares are set forth in the Articles of Incorporation of C-TEC.

     SECTION 1.2. Agreement to Exchange. On the Closing Date (as defined below)
                  ---------------------
and upon the terms and subject to the conditions set forth in this Agreement, RCN shall assign, transfer, convey and deliver the Holdings Shares to C-TEC, and C-

TEC shall accept the Holdings Shares, in exchange for the issuance by C-TEC to RCN of the Exchange Shares (the "Exchange").
                                 --------

     SECTION 1.3. Closing. The closing of the Exchange (the "Closing") shall
                  -------                                    -------
take place at 10:00 A.M., New York City time, on December 28, 1995, or at such other time and date as the parties hereto shall agree in writing (the "Closing
                                                                       -------
Date"), at the offices of C-TEC, 105 Carnegie Center, Princeton, New Jersey, or
- ----
at such other place as the parties hereto shall agree in writing. At the Closing, RCN shall deliver to C-TEC or its designees stock certificates representing the Holdings Shares, duly endorsed in blank for transfer or accompanied by appropriate stock powers duly executed in blank, and any other documents that are necessary to transfer to C-TEC good title to the Holdings Shares with all taxes, direct or indirect, attributable to the transfer of such Holdings Shares paid or provided for. At the Closing, RCN shall cause Holdings to deliver to C-TEC or its designees, on behalf of Holdings, stock certificates representing the C-TEC Shares owned by Holdings. In exchange for the Holdings Shares, C-TEC shall deliver to RCN, duly registered in its name, duly executed stock certificates evidencing the Exchange Shares. RCN acknowledges that the Exchange Shares and the Class B Conversion Shares will be "restricted securities" within the meaning of Rule 144 under the Securities Act of 1933, as amended, and that the certificates in respect of the Exchange Shares and the Class B Conversion Shares will bear an appropriate legend.

                                  ARTICLE II.

              REPRESENTATIONS AND WARRANTIES OF RCN AND HOLDINGS

     As of the date hereof and the Closing Date, RCN and Holdings, jointly and severally, hereby represent, warrant and agree as follows, and KDG hereby represents and warrants with respect to Sections 2.1, 2.4, 2.5 and 2.6 as follows:

     SECTION 2.1. Corporate Organization.  RCN, Holdings and KDG are
                  ----------------------
corporations duly organized, validly existing and in good standing under the laws of the State of Delaware and the Commonwealth of Pennsylvania, as applicable, and have all requisite corporate power and authority to own their properties and assets and to conduct their businesses as now conducted. Copies of the certificate or articles of incorporation and by-laws of RCN and Holdings, with all amendments thereto to the date hereof, have been furnished to C-TEC or its representatives, and such copies are accurate and complete as of the date hereof. Holdings has paid all franchise taxes due to or assessable by the State of Delaware.

     SECTION 2.2.  Capitalization;  Title to the Shares.  The authorized capital
                   ------------------------------------
stock of Holdings consists of 3000 shares of common stock, par value $.50 per share, of which 1810.10 shares are issued and outstanding. The
Holdings Shares have been duly authorized and validly issued, and are fully paid and nonassessable and no personal liability attaches to the ownership thereof. The Holdings Shares represent all of the issued and outstanding shares of capital stock of Holdings, and except as specifically provided in this Agreement, there are no outstanding options, warrants, agreements, conversion rights, preemptive rights or other rights to subscribe for, purchase or otherwise acquire the Holdings Shares or any unissued or treasury shares of capital stock of Holdings. RCN has valid and marketable title to the 1810.10 Holdings Shares owned by it, free and clear of any liens, claims, charges, security interests or other legal or equitable encumbrances, limitations or restrictions. There are no outstanding options, warrants, agreements, conversion rights, preemptive rights or other rights to subscribe for, purchase or otherwise acquire the 128,198 C-
TEC Common Shares or the 3,582,406 C-TEC Class B Shares owned by Holdings. Holdings has valid and marketable title to the C-TEC Shares owned by it, free and clear of any liens, claims, charges, security interests or other legal or equitable encumbrances, limitations or restrictions.

     SECTION 2.3. Subsidiaries and Equity Investments. Except for the 128,198 C-
                  -----------------------------------
TEC Common Shares and the 3,582,406 C-TEC Class B Shares held by Holdings, Holdings has no subsidiaries and no interests or investments in any partnership, trust or other entity or organization.

     SECTION 2.4.  Authorization;  Validity of Agreement.  Each of RCN, Holdings
                   -------------------------------------
and KDG has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized and approved by all necessary corporate action by the Board of Directors and stockholders of each of RCN, Holdings and KDG, and no other corporate proceedings on the part of any of RCN, Holdings or KDG are necessary to authorize and approve such execution, delivery and performance. This Agreement has been duly executed by each of RCN, Holdings and KDG and constitutes the valid and binding obligation of each of RCN, Holdings and KDG, enforceable against each in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and general principles of equity.

     SECTION 2.5. No Conflict or Violation.  (a)  The execution, delivery and
                  ------------------------
performance by Holdings of this Agreement does not and will not violate or conflict with any provision of the charter documents or by-laws of Holdings and does not and will not violate any provision of law, or any order, judgment or decree of any court or other governmental or regulatory authority, nor violate any contract, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which Holdings is a party or by which Holdings is bound or to which its properties or assets is subject, nor will result in the creation or imposition of any lien, charge or encumbrance of any kind whatsoever upon any of the properties or assets of Holdings.

     (b) The execution, delivery and performance by RCN and KDG of this Agreement does not and will not violate or conflict with any provision of the charter documents or by-laws of RCN or KDG, and does not and will not violate any provision of law, or any order, judgment or decree of any court or other governmental or regulatory authority, nor violate any contract, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which RCN or KDG is a party or by which any of them is bound or to which any of their properties or assets is subject.

     SECTION 2.6.  Consents and Approvals.  The execution and delivery by each
                   ----------------------
of RCN, Holdings and KDG of this Agreement, the performance of each of RCN, Holdings and KDG of their respective obligations hereunder and the consummation by each of RCN, Holdings and KDG of the transactions contemplated hereby do not require any of RCN, Holdings and KDG to obtain any consent, approval or action of, or make any filing with or give any notice to, any corporation, person or firm or any public, governmental or judicial authority, except for filings as may be required to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act").
                                                      ------------
     SECTION 2.7.  Business of Holdings; Balance Sheet; Absence of Undisclosed
                   -----------------------------------------------------------
Liabilities.  Since October 29, 1993, Holdings has not operated or conducted
- -----------
any business. RCN has furnished to C-TEC the balance sheet of Holdings (the "Holdings Balance Sheet") at September 30, 1995 and the balance sheet of KDG
 ----------------------
at September 30, 1995 (the "KDG Balance Sheet").  The Holdings Balance Sheet
                            -----------------
was prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis and presents fairly the financial
  ----
condition of Holdings as of September 30, 1995 and the KDG Balance Sheet was prepared in accordance with GAAP applied on a consistent basis and presents fairly the financial condition of KDG as of September 30, 1995. Holdings has no liabilities (absolute or contingent) other than liabilities which are reflected or reserved against on the Holdings Balance Sheet or which are not required to be reflected or reserved against on the Holdings Balance Sheet in accordance with GAAP.

     SECTION 2.8. Investment Intent and Knowledge. RCN is acquiring the Exchange
                  -------------------------------
Shares for its own account for investment and not with a view towards the distribution thereof, nor with any present intention of distributing the Exchange Shares (or the Class B Conversion Shares). RCN has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in C-TEC as contemplated by this Agreement, and is able to bear the economic risk of such investment for an indefinite period of time. RCN acknowledges that it is an affiliate of C-TEC and is fully familiar with the business, operations, financial condition and prospects of C-TEC.

                                 ARTICLE III.

                    REPRESENTATIONS AND WARRANTIES OF C-TEC

     As of the date hereof and the Closing Date, C-TEC hereby represents, warrants and agrees as follows:

     SECTION 3.1. Corporate Organization. C-TEC is a corporation duly organized,
                  ----------------------
validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and has all requisite corporate power and authority to own its properties and assets and to conduct its business as now conducted. Copies of the Articles of Incorporation and the by-laws of C-TEC, with all amendments thereto to the date hereof, have been furnished to RCN or its representatives, and such copies are accurate and complete as of the date hereof.

     SECTION 3.2.  Capitalization.  The authorized capital stock of C-TEC
                   --------------
consists of 85,000,000 C-TEC Common Shares, 15,000,000 C-TEC Class B Shares and 25,000,000 shares of preferred stock, no par value per share ("C-TEC
                                                                   -----
Preferred Shares"), of which 19,085,364 C-TEC Common Shares, 8,359,803
- ----------------
C-TEC Class B Shares and 5,200,000 C-TEC Preferred Shares are issued and outstanding at November 30, 1995. All of the outstanding shares of capital stock of C-TEC have been duly and validly issued and are fully paid and non-assessable. Upon issuance, exchange and delivery as contemplated by this Agreement, the Exchange Shares will be duly authorized, validly issued, fully paid and non-assessable shares of C-TEC, free of all preemptive or similar rights. Upon their issuance in accordance with the terms of the C-TEC Class B Shares, the Class B Conversion Shares will be duly authorized, validly issued, fully paid and non-assessable C-TEC Common Shares, free of all preemptive or similar rights.

     SECTION 3.3.  Authorization;  Validity of Agreement.  C-TEC has the
                   -------------------------------------
corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement and the issuance of the Exchange Shares (and the Class B Conversion Shares) have been duly authorized and approved by all necessary corporate action by the Board of Directors and stockholders of C-TEC, and no other corporate proceedings on the part of C-TEC are necessary to authorize such execution, delivery and performance. This Agreement has been duly executed by C-TEC and constitutes the valid and binding obligation of C-TEC enforceable against C-TEC in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and general principles of equity.

     SECTION 3.4.  No Conflict or Violation.  The execution, delivery and
                   ------------------------
performance by C-TEC of this Agreement and the issuance of the Exchange Shares (and the Class B Conversion Shares) does not and will not violate or conflict with any provision of its Articles of Incorporation or by-laws and does not and will not violate any provision of law, or any order, judgment or decree of any court or other governmental or regulatory authority, nor violate any contract, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which C-TEC is a party or by which it is bound or to which any of its properties or assets is subject, where such violations, breaches or defaults in the aggregate would have a material adverse effect on the transactions contemplated hereby.

     SECTION 3.4.1 Consents and Approvals.  The execution and delivery by C-TEC
                   ----------------------
of this Agreement, the performance of C-TEC of its obligations hereunder and the consummation by C-TEC of the transactions contemplated hereby do not require C-TEC to obtain any consent, approval or action of, or make any filing with or give any notice to, any corporation, person or firm or any public, governmental or judicial authority, except for filings as may be required to comply with the Exchange Act and with The Nasdaq Stock Market, Inc.

                                  ARTICLE IV.

                      COVENANTS AND ADDITIONAL AGREEMENTS

     SECTION 4.1.  Further Assurances.  Upon the request of either C-TEC or RCN
                   ------------------
at any time after the Closing Date, RCN, Holdings or C-TEC, as applicable, will forthwith execute and deliver such further instruments of assignment, transfer, conveyance, endorsement, direction or authorization and other documents as the requesting party or its counsel may reasonably request in order to effectuate the purposes of this Agreement.

     SECTION 4.2.  Best Efforts.  Upon the terms and subject to the conditions
                   ------------
of this Agreement, each of the parties hereto will use its best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable consistent with applicable law to consummate and make effective in the most expeditious manner practicable the transactions contemplated hereby.

     SECTION 4.3. Notice of Breach. Through the Closing Date, each of the
                  ----------------
parties hereto shall promptly give to the other parties written notice with particularity upon having knowledge of any matter that may constitute a breach of any representation, warranty, agreement or covenant contained in this Agreement.

                                  ARTICLE V.

                 CONDITIONS TO OBLIGATIONS OF RCN AND HOLDINGS

     The obligations of RCN and Holdings to consummate the transactions contemplated by this Agreement are subject to the fulfillment, at or before the Closing Date, of the following conditions, any one or more of which may be waived by RCN in its sole discretion:

     SECTION 5.1. Representations and Warranties of C-TEC. All representations
                  ---------------------------------------
and warranties made by C-TEC in this Agreement shall be true and correct in all material respects on and as of the Closing Date as if again made by C-TEC on and as of such date, and, if the Closing Date is other than the date hereof, RCN shall have received a certificate dated the Closing Date and signed by C-TEC to that effect.

     SECTION 5.2.  Performance of C-TEC's Obligations.  C-TEC shall have
                   ----------------------------------
performed in all material respects all obligations required under this Agreement to be performed by it on or before the Closing Date, and, if the Closing Date is other than the date hereof, RCN shall have received a certificate dated the Closing Date and signed by C-TEC to that effect.

     SECTION 5.3.  No Violation of Orders.  No preliminary or permanent
                   ----------------------
injunction or other order issued by any court or governmental or regulatory authority, domestic or foreign, nor any statute, rule, regulation, decree or executive order promulgated or enacted by any government or governmental or regulatory authority, which declares this Agreement invalid or unenforceable in any respect or which prevents the consummation of the transactions contemplated hereby, shall be in effect; and no action or proceeding before any court or governmental or regulatory authority, domestic or foreign, shall have been instituted or threatened by any government or governmental or regulatory authority, domestic or foreign, or by any other person or entity, which seeks to prevent or delay the consummation of the transactions contemplated by this Agreement or which challenges the validity or enforceability of this Agreement.

     SECTION 5.4. Other Closing Documents. RCN shall have received such other
                  -----------------------
duly executed certificates, instruments and documents in confirmation of the representations and warranties of C-TEC or in furtherance of the transactions contemplated by this Agreement as RCN or its counsel may reasonably request.

     SECTION 5.5. Legal Matters. All certificates, instruments and other
                  -------------
documents required to be executed or delivered by or on behalf of C-TEC under the provisions of this Agreement, and all other actions and proceedings required to be taken by or on behalf of C-TEC in furtherance of the transactions contemplated hereby, shall be reasonably satisfactory in form and substance to counsel for RCN.

     SECTION 5.6.  Agreement and Plan of Reorganization.  C-TEC shall have
                   ------------------------------------
executed and delivered to RCN the Agreement and Plan of Reorganization, substantially in the form of Exhibit A hereto.

                                  ARTICLE VI.

                      CONDITIONS TO OBLIGATIONS OF C-TEC

     The obligations of C-TEC to consummate the transactions contemplated by this Agreement are subject to the fulfillment, at or before the Closing Date, of the following conditions, any one or more of which may be waived by C-TEC in its sole discretion:

     SECTION 6.1. Representations and Warranties of RCN and Holdings.  All
                  --------------------------------------------------
representations and warranties made by RCN and Holdings in this Agreement shall be true and correct in all material respects on and as of the Closing Date as if again made by RCN and Holdings on and as of such date, and, if the Closing Date is other than the date hereof, C-TEC shall have received a certificate dated the Closing Date and signed by the Chairman of the Board, the President or any Vice President of RCN and Holdings to that effect.

     SECTION 6.2. Performance of RCN's and Holdings' Obligations. Each of RCN
                  ----------------------------------------------
and Holdings shall have performed in all material respects all obligations required under this Agreement to be performed by it on or before the Closing Date, and, if the Closing Date is other than the date hereof, C-TEC shall have received a certificate dated the Closing Date and signed by the Chairman of the Board, the President or any Vice President of RCN and Holdings to that effect.

     SECTION 6.3.  No Violation of Orders.  No preliminary or permanent
                   ----------------------
injunction or other order issued by any court or governmental or regulatory authority, domestic or foreign, nor any statute, rule, regulation, decree or executive order promulgated or enacted by any government or governmental or regulatory authority, domestic or foreign, that declares this Agreement invalid or unenforceable in any respect or which prevents the consummation of the transactions contemplated hereby shall be in effect; and no action or proceeding before any court or governmental or regulatory authority, domestic or foreign, shall have been instituted or threatened by any government or governmental or regulatory authority, domestic or foreign, or by any other person or entity, which seeks to prevent or delay the consummation of the transactions contemplated by this Agreement or which challenges the validity or enforceability of this Agreement.

     SECTION 6.4.  Other Closing Documents.  C-TEC shall have received such
                   -----------------------
other duly executed certificates, instruments and documents in confirmation of the representations and warranties of RCN and Holdings or in furtherance of the transactions contemplated by this Agreement as C-TEC or its counsel may reasonably request.

     SECTION 6.5. Legal Matters. All certificates, instruments and other
                  -------------
documents required to be executed or delivered by or on behalf of RCN and Holdings under the provisions of this Agreement, and all other actions and proceedings required to be taken by or on behalf of RCN and Holdings in furtherance of the transactions contemplated hereby, shall be reasonably satisfactory in form and substance to counsel for C-TEC.

     SECTION 6.6.  Resignation of Holdings' Officers and Directors.  All members
                   -----------------------------------------------
of the Board of Directors and all officers of Holdings shall have resigned effective as of the Closing.

                                 ARTICLE VII.

                                  TERMINATION

     SECTION 7.1.  Termination.  This Agreement may be terminated at any time
                   -----------
prior to Closing:

     (a)  By the mutual written consent of C-TEC and RCN;

     (b) By RCN immediately upon written notice to C-TEC if the Closing has not occurred on or prior to January 31, 1996;

     (c) By C-TEC immediately upon written notice to RCN if the Closing has not occurred on or prior to January 31, 1996;

     (d) By RCN if any of the conditions specified in Article V hereof have not been met or waived at such time as such condition is no longer capable of satisfaction;

     (e) By C-TEC if any of the conditions specified in Article VI hereof have not been met or waived at such time as such condition is no longer capable of satisfaction; or

     (f) By C-TEC or RCN if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission shall have issued an order, decree or ruling or taken any other action (which order, decree or ruling the parties hereto shall use their best efforts to lift), which permanently restrains, enjoins or otherwise prohibits the transactions contemplated by this Agreement.

     SECTION 7.2. Procedure; Effect of Termination. In the event of termination
                  --------------------------------
of this Agreement pursuant to Section 7.1, written notice thereof shall forthwith be given to the other parties and this Agreement shall terminate and the transactions contemplated hereby shall be abandoned, without further action by C-TEC, RCN or Holdings. If this Agreement is terminated as provided herein, no party to this Agreement shall have any liability or further obligation to any other party to this Agreement except as provided in Section 9.3 hereof; provided, however, that
                                                         --------  -------
no termination of this Agreement pursuant to this Article VII shall relieve any party of liability for a breach of any provision of this Agreement occurring before such termination.

                                 ARTICLE VIII.

                                INDEMNIFICATION

     SECTION 8.1.  Coverage.  (a)  Notwithstanding the Closing or the delivery
                   --------
of the Exchange Shares and the Holdings Shares and regardless of any investigation at any time made by or on behalf of C-TEC or any of its representatives or of any knowledge or information that C-TEC or any of its representatives may have, RCN and KDG, jointly and severally, indemnify and agree to fully defend, save and hold C-TEC and any of its officers, directors, employees, stockholders, advisors, representatives, agents and affiliates (including Holdings but excluding RCN and KDG) harmless if: (i) any indemnified party shall at any time or from time to time suffer any damage, liability (absolute or contingent, including liabilities for taxes of any kind, and interest, fines and penalties thereon, whether direct or indirect as a successor-in-interest, transferee or member of a consolidated, combined or unitary group), obligation, loss, cost, expense (including all reasonable attorneys' fees), claim or cause of action (collectively "Losses") arising out of or resulting from, or shall pay or
               ------
become obligated to pay any sum in connection with, any and all Events of Breach (as defined below) of either RCN or Holdings; or (ii) any indemnified party shall be subject to (x) any Losses arising at any time from or in connection with the acts or omissions of, or states of facts relating to, Holdings and its employees and agents, which acts or omissions occurred, or states of facts existed, on or before the Closing Date, including, without limitation, any business activities, operations, agreements or arrangements conducted or entered into by Holdings or to which Holdings was a party or by which Holdings was bound on or before the Closing Date (including liabilities set forth on the Holdings Balance
Sheet); (y) any Losses relating to taxes and arising out of or resulting from the Exchange or the consummation of the transactions contemplated by the Agreement and Plan of Reorganization; or (z) any Losses arising out of or resulting from the Exchange or the consummation of the transactions contemplated by the Agreement and the Plan of Reorganization, except to the extent there is a final determination by a court of competent jurisdiction that such Losses resulted from (A) a breach of this Agreement by C-TEC, (B) the gross negligence, bad faith or wilful misconduct of an indemnified party, (C) a breach of fiduciary duty of an indemnified party, or (D) violations of any obligations under the

Securities Act of 1933, as amended, or the Exchange Act by C-TEC or an indemnified party.

     (b) Notwithstanding the Closing or the delivery of the Exchange Shares and the Holdings Shares and regardless of any investigation at any time made by or on behalf of RCN or Holdings or any of their representatives or of any knowledge or information that RCN, Holdings or any of their representatives may have, C-TEC indemnifies and agrees to fully defend, save and hold RCN and Holdings and any of their respective officers, directors, employees, stockholders, advisors, representatives, agents and affiliates harmless if any such party shall at any time or from time to time suffer any damage, liability, loss, cost, expense (including all reasonable attorneys' fees), claim or cause of action arising out of or resulting from, or shall pay or become obligated to pay any sum in connection with, any and all Events of Breach of C-TEC.

     (c) As used herein, "Event of Breach" means any one or more of the
                          ---------------
following:

                    (i) any untruth or inaccuracy in any representation by the indemnitor or the breach of any warranty by the indemnitor, including, without limitation, any misrepresentation in, or omission from, any statement, certificate, schedule, exhibit, annex or other document furnished pursuant to this Agreement or in connection with the Closing;

                    (ii) any failure by the indemnitor duly to perform or
              observe any term, provision, covenant, agreement or condition on the part of such indemnitor to be performed or observed under this Agreement; and

                    (iii) any act performed, transaction entered into, or
              statement of facts suffered to exist by any party hereto before the Closing Date and in connection herewith or relating hereto, otherwise than in good faith and pursuant to the exercise of reasonable care.

     SECTION 8.2. Procedures.  If the party or parties entitled to receive the
                  ----------
benefits of the indemnification provisions hereunder (the "Indemnified Party")
                                                           -----------------
asserts that the party from whom indemnification has been sought (the "Indemnifying Party") has become obligated to the Indemnified Party pursuant
 ------------------
to Section 8.1 hereof, or if any suit, action, investigation, claim or proceeding is begun, made or instituted as a result of which the Indemnifying Party may become obligated to the Indemnified Party hereunder, the Indemnified Party shall give written notice to the Indemnifying Party, provided that any failure to so notify shall not relieve the Indemnifying Party of its indemnification obligations hereunder except to the extent that the omission results in a failure of actual notice to the Indemnifying Party and to the extent such Indemnifying Party is damaged as a result of such lack of notice. The Indemnifying Party agrees to defend, contest or otherwise protect the Indemnified Party against any such suit, action, investigation, claim or proceeding by counsel of the Indemnifying Party's choice at its sole cost and expense, provided that such counsel shall be reasonably satisfactory to the Indemnified Party. The Indemnified Party shall have the right, but not the obligation, to participate at its own expense in the defense thereof by counsel of the Indemnified Party's choice and shall in any event cooperate with and assist the Indemnifying Party to the extent reasonably possible. The Indemnifying Party, in the defense of any such claim, shall not, except with the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant to the Indemnified Party of a release from all liability with respect to such claim. If the Indemnifying Party fails timely to defend, contest or otherwise protect against such suit, action, investigation, claim or proceeding, the Indemnified Party shall have the right to do so, including, without limitation, the right to make any compromise or settlement thereof, and the Indemnified Party shall be entitled to recover the entire cost thereof from the Indemnifying Party, including, without limitation, reasonable attorneys' fees, disbursements and amounts paid as the result of such suit, action, investigation, claim or proceeding.

     SECTION 8.3. Gross-Up.  If any indemnification payment under Article VIII
                  --------
(including, without limitation, this Section 8.3) is determined to be taxable to the party receiving such payment by any taxing authority, the paying party shall also indemnify the party receiving such payment for any taxes incurred by reason of the receipt of such payment (taking into account any actual reduction in tax liability to the receiving party) and any related costs incurred by the party receiving such payment in connection with such taxes (or any asserted deficiency, claim, demand, action, suit, proceeding, judgment or assessment, including the defense or settlement thereof, relating to such taxes).

                                  ARTICLE IX.

                           MISCELLANEOUS PROVISIONS

     SECTION 9.1.  Survival of Provisions.  The respective representations,
                   ----------------------
warranties, covenants and agreements of each of the parties to this Agreement (except covenants and agreements which are expressly required to be performed and are performed in full on or before the Closing Date) shall survive the Closing Date and the consummation of the transactions contemplated by this Agreement. In the event of a breach of any of such representations, warranties or covenants, the party to whom such representations, warranties or covenants have been made shall have all rights and remedies for such breach available to it under the provisions of this Agreement or otherwise, whether at law or in equity, regardless of any disclosure to, or investigation made by or on behalf of, such party on or before the Closing Date.

     SECTION 9.2. Successors and Assigns; No Third-Party Beneficiaries.  This
                  ----------------------------------------------------
Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns; provided, however, that
                                                    --------  -------
neither party shall assign or delegate any of the obligations created under this Agreement prior to the Closing without the prior written consent of the other party, and no such assignment or delegation shall relieve the assignor from liabilities hereunder. Nothing in this Agreement shall confer upon any person or entity not a party to this Agreement, or the legal representatives of such person or entity, any rights or remedies of any nature or kind whatsoever under or by reason of this Agreement.

     SECTION 9.3.  Fees and Expenses.  Except as otherwise expressly provided in
                   -----------------
this Agreement, all legal, accounting and other fees, costs and expenses incurred by RCN and Holdings in connection with this Agreement and the transactions contemplated hereby shall be paid by RCN and all reasonable legal, accounting and other fees, costs and expenses incurred by C-TEC properly allocable to this Agreement and to the transactions contemplated hereby (including those of the Special Committee of the Board of Directors of C-TEC) shall be paid by RCN. Otherwise, any fees, costs and expenses shall be paid by the party incurring such fees, costs and expenses.

     SECTION 9.4. Notices.  All notices and other communications given or made
                  -------
pursuant hereto shall be in writing and shall be delivered personally or be mailed by overnight courier or be sent by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses:

(a) If to RCN, to:                        RCN Corporation
                                          c/o Peter Kiewit Sons', Inc.
                                          1000 Kiewit Plaza
                                          Omaha, Nebraska  68131
                                          Attention: Matthew J. Johnson, Esq.

     with a copy to:                      Willkie Farr & Gallagher
                                          One Citicorp Center
                                          153 East 53rd Street
                                          New York, New York  10022-4669
                                          Attention: John S. D'Alimonte, Esq.

(b) If to C-TEC, to:                      C-TEC Corporation
                                          105 Carnegie Center
                                          Princeton, New Jersey  08540
                                          Attention:  Bruce C. Godfrey and
                                          Raymond B. Ostroski, Esq.

     with a copy to:                      Davis Polk & Wardwell
                                          450 Lexington Avenue
                                          New York, New York  10017
                                          Attention:  William L. Taylor, Esq.

(c) If to the Special Committee of C-TEC, to:

                                          Eugene Roth, Esq.
                                          Rosenn, Jenkins & Greenwald
                                          15 South Franklin Street
                                          Wilkes-Barre, Pennsylvania 18711

     with a copy to:                      Weil Gotshal & Manges
                                          767 5th Avenue
                                          New York, New York  10153
                                          Attention:  Gerald S. Backman, P.C.

     and to C-TEC as set forth above,

or to such other persons or at such other addresses as shall be furnished by either party by like notice to the other. Any notice so addressed shall be deemed to be given: if delivered by hand, on the date of such delivery; if sent by overnight delivery, on the first business day following the date of such mailing; and if mailed by registered or certified mail, on the third business day after the date of such mailing. No change in any of such addresses shall be effective insofar as notices under this Section 9.4 are concerned unless such changed address is located in the United States of America and notice of such change shall have been given to such other party hereto as provided in this Section 9.4.

     SECTION 9.5.  Entire Agreement.  This Agreement, together with the exhibit
                   ----------------
hereto, represents the entire agreement and understanding of the parties with reference to the transactions set forth herein and no representations or warranties have been made in connection with this Agreement other than those expressly set forth herein or in the exhibit, certificates and other documents delivered in accordance herewith. This Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings and agreements between the parties relating to the subject matter of this Agreement and all prior drafts of this Agreement, all of which are merged into this Agreement. No prior drafts of this Agreement and no words or phrases from any such prior drafts shall be admissible into evidence in any action or suit involving this Agreement.

     SECTION 9.6.  Waivers and Amendments.  C-TEC or RCN may by written notice
                   ----------------------
to the other (a) extend the time for the performance of any of the obligations or other actions of the other; (b) waive any inaccuracies in the representations or warranties of the other contained in this Agreement;
(c) waive compliance with any of the covenants of the other contained this Agreement; (d) waive performance of any of the obligations of the other created under this Agreement; or (e) waive fulfillment of any of the conditions to its own obligations under this Agreement. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach, whether or not similar, unless such waiver specifically states that it is to be construed as a continuing waiver. This Agreement may be amended, modified or supplemented only by a written instrument executed by the parties hereto. Any such amendment or waiver shall require the consent of the Special Committee of the Board of Directors of C-TEC if then existing.

     SECTION 9.7. Severability. This Agreement shall be deemed severable, and
                  ------------
the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

     SECTION 9.8.  Titles and Headings.  The Article and Section headings and
                   -------------------
the Table of Contents contained in this Agreement are solely for convenience of reference and shall not affect the meaning or interpretation of this Agreement or of any term or provision hereof.

     SECTION 9.9. Counterparts.  This Agreement may be executed in two or more
                  ------------
counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

     SECTION 9.10. Enforcement of the Agreement.  The parties hereto agree that
                   ----------------------------
irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereto, this being in addition to any other remedy to which they are entitled at law or in equity.

     SECTION 9.11.  Governing Law.  This Agreement shall be governed by and
                    -------------
interpreted and enforced in accordance with the laws of the State of New York without giving effect to the choice-of-law provisions thereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                      RCN CORPORATION


                                      By: /s/ Matthew J. Johnson
                                          -----------------------------
                                          Name: Matthew J. Johnson
                                          Title: Vice President


                                      C-TEC CORPORATION


                                      By: /s/ Bruce C. Godfrey
                                          -----------------------------
                                          Name: Bruce C. Godfrey
                                          Title: Executive Vice President &
                                                 Chief Financial Officer


                                      RCN HOLDINGS, INC.


                                      By: /s/ Kenneth D. Gaskins
                                          -----------------------------
                                          Name: Kenneth D. Gaskins
                                          Title: Vice President


                                      FOR PURPOSES OF SECTIONS 2.1, 2.4,
                                      2.5, 2.6, 8.1 AND 8.2 ONLY

                                      KIEWIT DIVERSIFIED GROUP INC.


                                      By: Richard R. James
                                          -----------------------------
                                          Name: Richard R. James
                                          Title: Executive Vice President

                                       December 28, 1995


Special Committee of the Board of Directors
C-TEC Corporation
c/o Eugene Roth, Chairman
Rosenn, Jenkins & Greenwald, L.L.P.
15 South Franklin Street
Wilkes-Barre, Pennsylvania  18711-0075

   Re:  C-TEC Corporation -- Strategic Alternatives --
        Special Committee of The Board of Directors of C-TEC
        Corporation (the "Special Committee")

Dear Gene:

         This letter sets forth certain agreements of Kiewit Diversified Group Inc. ("Kiewit") and RCN Corporation ("RCN") in connection with the evaluation by the board of directors of C-TEC Corporation ("C-TEC") of certain strategic alternatives for its various business units. One of the strategic alternatives under evaluation would involve the spin-off by C-TEC of certain of its other businesses to its shareholders and a merger of its remaining businesses with an undetermined third party (collectively, or any similar transaction, being referred to as the "Possible Transaction").

         Kiewit, RCN and C-TEC are today entering into an Exchange Agreement relating to the exchange by RCN of all of the outstanding capital stock of RCN Holdings, Inc. for newly-issued shares of C-TEC stock equal in number and class to the shares of C-TEC stock held by RCN Holdings, Inc. Kiewit and RCN also agree as follows:

   (a) RCN (which will be deemed to include its affiliates) will reduce its direct and indirect stock interest in C-TEC so that neither Kiewit nor any of its affiliates will be treated as holding a "50 percent or greater interest" in C-TEC within the meaning of
         Section 355(d) of the Internal Revenue Code (giving effect to the applicable aggregation and attribution rules), through a method and at a time reasonably selected by RCN, if the C-TEC board of directors approves a merger or similar agreement in connection with the Possible Transaction, but only if such a reduction in RCN's percentage interest in C-TEC is reasonably required by the Special Committee to accomplish a related spin-off of certain of C-TEC's businesses on a tax-free basis to C-TEC and its shareholders. If RCN so reduces its percentage interest in C-TEC, Kiewit and RCN will maintain such reduced interest in C-TEC stock until the Possible Transaction is consummated, is abandoned or is no longer capable of consummation. If the C-TEC board of directors decides not to pursue the Possible Transaction or abandons the pursuit of the Possible Transaction, or if the Possible Transaction becomes incapable of consummation, RCN's obligation pursuant to this paragraph (a) will terminate and be of no further force or effect.

   (b) If the C-TEC board decides not to pursue the Possible Transaction or abandons the pursuit of the Possible Transaction or if the Possible Transaction becomes incapable of consummation, Kiewit will reimburse C-TEC for the reasonable fees and expenses incurred by C-TEC with respect to the Special Committee, including the reasonable fees and expenses of the financial advisor to the Special Committee, Donaldson, Lufkin and Jenrette, the reasonable fees and expenses of the special counsel to the Special Committee, Weil, Gotshal & Manges, and the reasonable fees and expenses of the members of the Special Committee.

This Agreement may not be amended orally.


                                 Sincerely,



                                 /s/ Richard R. Jaros
                                 -----------------------------
                                 Richard R. Jaros
                                 Executive Vice President
                                 Kiewit Diversified Group Inc.


                                 /s/ Matthew J. Johnson
                                 -----------------------------
                                 Matthew J. Johnson
                                 Vice President
                                 RCN Corporation




Accepted and Agreed to:

Special Committee of the Board of
Directors of C-TEC Corporation

By /s/ Eugene Roth
   ----------------------

C-TEC Corporation



By /s/ Bruce C. Godfrey
   ----------------------
       Bruce Godfrey
39008 Executive Vice President and
         Chief Financial Officer